Exhibit 99.1

 Liquid Biopsies Next Generation Cancer Molecular Diagnostics  William AnnettChief Executive OfficerSeptember 2016

 Forward Looking Statements  Statements pertaining to future financial and/or operating results, future research, diagnostic tests and technology under development, clinical development of diagnostic tests, and potential opportunities for OncoCyte Corporation and the diagnostic tests it is developing, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “may,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development, testing, marketing and/or commercialization of potential diagnostic tests, including developing or obtaining the resources and capabilities required to do so, uncertainty in the results of clinical trials, need and ability to obtain future capital, and maintenance of intellectual property rights, need to obtain approvals from federal and state regulatory agencies, and uncertainty as to reimbursements or coverage from third party payers such as Medicare, health insurance companies, and health maintenance organizations. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of OncoCyte, particularly those mentioned in the Risk Factors and other cautionary statements found in OncoCyte’s latest Annual Report on Form 10-K and other Quarterly Reports and Current Reports filed by OncoCyte with the Securities and Exchange Commission. OncoCyte disclaims any intent or obligation to update these forward-looking statements and/or this presentation, including but not limited to any changes resulting from changes in fact or circumstances. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of OncoCyte Corporation.  2

# Investment Highlights

- Positioned to capitalize on standard of care moving to liquid biopsy
- Addresses large unmet needs for early, accurate diagnosis in multiple cancers
- Initial focus on lung, one of the largest markets and a national health priority
- Current lung cancer standard of care is inaccurate, risky, and expensive
- Strong clinical data potentially positions OncoCyte to become standard of care
- Compelling value proposition for payers, physicians, and patients
- On track for first product launch
- Deep product pipeline leveraging core R&D competencies
- Experienced leadership team with background in commercialization

3

 Molecular diagnostics are evolving towardnon-invasive liquid biopsies  IMAGING TISSUE BIOPSY  LIQUIDBIOPSY  MammogramLDCT  VeracyteGenomic Health  4

 Some molecular diagnostics companies have substantial valuations  Source: Bloomberg as of 5/18/2016   In some cases based on incremental improvements and/or small markets   5  OncoCyte is focused on the largest segment and the biggest market opportunity   Market Capitalization  $100M  $200M  $300M  $400M  $500M  $600M  $700M  $800M  $900M  $3000M

 Source of revenue: The 2015 Liquid Biopsy Report Piper Jaffrey September 2015  Recurrence  $6.9B   Companion Diagnostics  $6.7B  Diagnosis  $15B  Prognostic  OncoCyte is focused on early diagnosis – the largest market segment, but with low competition  6    Prognosis  Diagnosis $15B  Companion Diagnostics$6.7B  Recurrence$6.9B

 Lung cancer is the largest market opportunity  Largest % of global diagnostics revenue  Most cancer deaths each year in the U.S.  Cancer Diagnostics Market: Global Industry Analysis, Size, Share, and Forecast 2014-2020, Transparency Market ResearchDiagnostics include both imaging and molecular diagnostics SEER Stat fact Sheet Estimated deaths 2015  7

 Lung cancer is typically diagnosed at later stages, limiting survival rates57% of lung cancer diagnoses are made in stage IV  Sources: Cancer SEER Stat Fact SheetsNCCN Guidelines Lung Cancer Screening 2/2014USPSTF Screening for Lung Cancer  8   Colorectal  Breast  Lung  Prostate  FDA approval for prostate progression test  FDA approval for prostate screening test  Bladder  Five year survival rate  Lung opportunity driven by poor outcomes with little improvement over the last 40 years

 Lung cancer diagnosis is the highest unmet need  9      The most lethal cancer with one of the worst survival rates, but one of the poorest standards of care  Bubbles represent number of U.S. deaths per year  Probability of false positive test under current standard of care(leading to unnecessary and expensive follow-up procedures)

# Lung cancer is now a major U.S. health priority

Early detection of lung cancer is now a national health priority because it has the highest death rate

- Better diagnosis will increase the survival rate and save lives

December 2013

- USPSTF guidelines recommend annual LDCTs for patients with 30 pack-year history
- 7-10M Americans

February 2015

- CMS announces Medicare coverage of LDCTs

However LDCT has a high rate of false positives

- 25% of all LDCTs are indeterminate, requiring additional procedures
- But **96% of indeterminate LDCTs turn out to be benign** – false alarms
- So 96% of follow up procedures are unnecessary







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# Current standard of care is risky and expensive

Follow up procedures are also expensive

- Biopsies via bronchoscopies, surgery, needle biopsy
- Frequent follow up LDCTs (radiation exposure)

Lung biopsies are much riskier than other types of biopsies, and deaths could be avoided:

- 0.5 to 1% mortality (600 to 1,300 annual deaths averted)
- 4-20% major complications (5,000 to 26,000 fewer events annually)
- 2-15% collapsed lung (2,600 to 20,000 fewer events annually)

For an average patient a lung biopsy has a **higher likelihood of leading to a serious complication** than of confirming lung cancer


Bronchoscope
Trachea
Bronchi
Cancer


Needle
Target of biopsy
Lung

Source: Evaluation of Individuals with Pulmonary Nodules: When Is it Lung Cancer? Chest 2013 May; 143(5 Suppl):e83s-e120s
OncoCyte absolute number estimated using TAM 10M and 65% specificity

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 12  Pipeline diagnostics based on platform with commercial advantages  Diagnostic Strategy  *... potentially malignant, clinician to determine follow up procedure.

 13  High-risk patients  LDCT screening  Clear  Biopsy  Malignant  Benign nodule  Follow-upLDCT scans  Nodules  Confirmatory  USPSTF Guidelines Recommend Screening – Covered by Medicare  OncoCyte’s initial focus is on confirmatory diagnostic solution  No nodules  7-10M Americans  96% False Positive

# OncoCyte's preliminary test shows strong performance



Sensitivity
1-Specificity
1
0.75
0.5
0.25
0
0
0.25
0.5
0.75
1
AUC=0.8832
Cancers: n=54
Controls: n=49

THE WISTAR INSTITUTE

- Bioinformatics lab of Dr. Louise C. Showe
- 9+ years developing blood-based tests for lung cancer
- Significant sample set (3,000 samples and ongoing collection)
- OncoCyte exclusive global licensing agreement
- Follow on pivotal trial (620 subjects) completed February 2016, replicated 2015 study
- Results being presented at CHEST 2016, October

- Prototype classifier presented at American Thoracic Society in 2015
- Sensitivity: 76%
- Specificity: 88%
- Proof of concept for confirmatory diagnostic and screening diagnostic

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 TAM numbers based on company estimates and secondary data   15  Large market opportunity for lung tests      USPSTF guidelines for 30 pack-year smokers    All indeterminate diagnoses (LDCT +)    Downstream procedures performed on indeterminate diagnoses  Confirmatory test extended use(1.8-2.5 million patients)  Overall screening market(7-10 million patients)  Confirmatory test first launch(~180k to 250k patients)  Initial Focus

# High clinical utility – the potential for fewer risky procedures and significant cost savings

## OncoCyte's test could result in $1.4B to $4.0B in annual U.S. cost savings

**Current Standard of Care** | **OncoCyte's Test as part of Standard of Care**



USPSTF Guidelines 30-pack year smokers (8-10M patients)
Nodules Found
(2-2.5M patients)
Referred to follow-up
~230k (Use 1*)
~620K (Use 1-2**)
Complications
34K
USPSTF Guidelines 30 pack year smokers (8-10M patients)
Nodules found
(2-2.5M nodules patients)
Avoided procedures
~140k (Use 1*)
~380K (Use 1-2**)
Avoided complications
9-26k
140,000 to 380,000 fewer procedures annually
9,000 to 26,000 fewer hospitalizations annually

*Use 1 – Confirmatory test first launch, Lung RADs 3 and 4
**Use 1 and 2 – Confirmatory test first launch and expanded use, Lung RADS 2,3 and 4
Assumptions: 10M patients screened, 25% positive results, molecular diagnostic with 65% specificity (OncoCyte test may have higher or lower specificity); for Use 1 and 2 all positive screens referred to downstream procedures including repeat LDCTs, PET scans, bronchoscopies, surgical biopsies, with 15% complications and associated hospitalization costs

16
ONCOCYTE

 Compelling proposition for payers  Payers gave diagnostic high ratings for unmet needs Pricing and TPP discussion with payers very positive  Asked of 10 Commercial, Managed Medicaid and Managed Medicare payers representing 20M covered livesQ8: Now I would like to ask what is your perception of the overall unmet need for certain oncology screening diagnostics or procedures. On a scale of 1 to 10 where 1 is no unmet need and 10 is significant unmet need for an improved screening procedure/diagnostic   17  “Evidence in lung screening not as well developed.”   “Getting tissue in lung biopsy is much more invasive for lung than other cancers”  “Not just about the expense, there is also increase morbidity and mortality with biopsies”  “High need driven by lack of good screening procedures and a clinical concern to identify patients earlier”  “Am concerned with USPSTF guidelines and the high false positives (one in five) and invasiveness of biopsies”

 Compelling proposition for prescribers  Interest in using the OncoCyte test is very high with a mean rating of 8.5 out of 10Pulmonologists expressed highest interest at 9.3, followed by interventional radiologists at 8.7Reasons provided for high ratings: Useful for smaller nodules with high risk factors Provides additional accuracy and benefit Avoid biopsies Non-invasive blood test Provides clinical utility  18

# Commercialization strategy addresses all key stakeholders

## Benefits

### Provider
- Determinate diagnosis
- High sensitivity
- High specificity
- Reduce unnecessary procedures

### Patient
- Earlier detection
- Improved outcomes
- Reduce anxiety over indeterminate finding

### Payer
- Improved health outcomes
- Fewer unnecessary procedures
- Reduce overall costs

## Marketing Strategy

- Specialty sales force
- TPP refinement via market research
- Practice guidelines
- Peer review journals
- KOL influence

- Reimbursement support out of pocket
- Increase awareness to increase LDCT uptake
- Patient friendly test report

- Pricing vs comparator
- RWE clinical utility studies
- CMS 1st coverage focus
- 5 Large health plans

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   Research    Assay Development    R&D Validation Study    CLIA Validation    Clinical Utility Studies  Breast screening  Lung confirmatory  May materialize as confirmatory, screening, recurrence or companion diagnostic* Dependent on partnering discussions    OncoCyte launch focus  Partner focus  20  OncoCyte’s deep product pipeline  Breast confirmatory  Next 12 months R&D focus  Lung screening  Bladder  Next 12 months R&D focus*  Tumor type 4  As of September 2016  Next 12 months R&D focus    Commercial Launch  Next 9 months R&D Focus

   21  Screening Population  ScreeningMammogram  Clear  Suspicious  DiagnosticMammogram  Clear  Suspicious  Biopsy  BIRADS 3/4  BIRADS 1/2  CONFIRMATORY  SCREENING  Breast cancer confirmatory diagnostic under development

# Breast cancer diagnostic overview

- High false-positive rate of mammography and ultrasound leads to unnecessary biopsies and increased costs
- Target population: women with dense breast tissue, genetic mutations (BRCA), a family history of breast cancer, or those who have suspicious diagnostic mammogram screening results (BIRADs 3 or 4) typically sent to biopsy
- A simple blood test will reduce false positives sent to biopsy, thus reducing invasive procedures, patient stress and health-care costs
- Results of first study (100 patients) selected for a poster presentation at the San Antonio Breast Cancer Conference in December 2016
- Data from the initial study merits validation in a larger study
  - Study being designed and developed
  - A significant number of samples have been collected

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 TAM numbers based on company estimates and secondary data   23  Large market opportunity for iterative breast cancer diagnostic tests    Guidelines suggest annual mammogram screen    Guidelines suggest MRI (dense tissue, BRCA, family history)    Indeterminate mammograms  Confirmatory test extended use (6 million patients)  Overall screening market(38 million patients in 2014)  Confirmatory test first launch (1.6-1.9 million BIRADs 3-4)

 ROC AUC = 0.91Sensitivity = 90%Specificity = 83%  24  Bladder prototype data presented at AACR 2015  Potential to partner development and/or commercialization of bladder cancer test

 25  Classifier performance is strong in areas of greatest health outcome impact  High grade bladder cancer is faster growing and more likely to spread than low gradeHigh sensitivity/specificity in high grade hematuria and high grade recurrenceStudy based on 261 patients  Data from follow on study presented at ASCO June 2016

 TAM numbers based on company estimates and secondary data   26  Large market opportunity for bladder cancer diagnostic tests    Hematuria    Cancer in remission    Indeterminate cytology results  Recurrence test (500,000 patients x2)  Screening test(3 million patients)  Confirmatory test (500,000 patients)  Current preliminary data suggest multiple test uses

# Management team with commercial experience

| | Position | Experience |
|---|---|---|
| **William Annett** | CEO | CEO BioFx Labs; CEO Corra Life Sciences; Managing Director Accenture Life Science; Led Commercial Strategy, Project Finance Genentech; Harvard MBA |
| **Karen Chapman** | VP Research | Advanced Cell Technology; Origen Therapeutics; Geron Corporation; Ph. D. Johns Hopkins University School of Medicine |
| **Lyssa Friedman** | VP Clinical and Regulatory Affairs | Veracyte VP Clinical Operations, Telomere Diagnostics, VP Clinical Development Carmenta Biosciences, McKesson Oncology Network, Oncology RN |
| **Lyndal Hesterberg** | VP Development | CEO BaroFold; Carmenta Biosciences; CTO Crescendo Biosciences; EVP Thermo BioStar; Senior Director SomaLogic |
| **Kristine Mechem** | VP Marketing | Business Analytics Abbott Labs, Market Planning Genentech, Managed Care Consulting, VP Marketing and Business Development Corra Life Sciences |
| **William Seltzer** | VP Clinical Services | Lab Director Veracyte, Illumina, Counsyl, Athena Diagnostics |
| **Russell Skibsted** | CFO | CFO BioTime; CFO Proove Biosciences; Managing Director and CFO RSL Ventures, CFO Aeolus Pharmaceuticals; CBO Hana Biosciences; Portfolio Management Partner Asset Management Company |

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ONCOCYTE

# Investment Highlights

- Positioned to capitalize on standard of care moving to liquid biopsy
- Addresses large unmet needs for early, accurate diagnosis in multiple cancers
- Initial focus on lung, one of the largest markets and a national health priority
- Current lung cancer standard of care is inaccurate, risky, and expensive
- Strong clinical data potentially positions OncoCyte to develop standard of care
- Compelling value proposition for payers, physicians, and patients
- On track for first product launch
- Deep product pipeline leveraging core R&D competencies
- Experienced leadership team with background in commercialization

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ONCOCYTE

William AnnettChief Executive OfficerWAnnett@OncoCyte.com  Liquid Biopsies Next Generation Cancer Molecular Diagnostics